                                                                    EXHIBIT 10.1

                           STOCK REPURCHASE AGREEMENT


      STOCK REPURCHASE AGREEMENT, dated as of December 28, 1998, between, on the one hand, GS Capital Partners, L.P. ("GS Capital") and its affiliates Stone Street Fund 1995, L.P., Stone Street Fund 1994, L.P., Bridge Street Fund 1995, L.P. and Bridge Street Fund 1994, L.P. (collectively with GS Capital, the "GS Funds"), and, on the other hand, Biofield Corp. ("Biofield").

      The GS Funds collectively own 2,246,131 shares (the "Shares") of the common stock, par value $.001 per share ("Common Stock") of Biofield. The number of shares owned by each of the GS Funds are set forth on Schedule A attached hereto.

      The GS Funds wish to sell to Biofield, and Biofield wishes to purchase from the GS Funds, all of the Shares for an aggregate consideration of $100.00, upon the terms set forth herein.

      Accordingly, the parties agree as follows:

      1. Sale and Purchase of the Shares. Simultaneously with the execution of this Agreement, each of the GS Funds hereby sells to Biofield, and Biofield hereby purchases from the GS Funds, the number of Shares set forth beside each of the GS Funds' names on Schedule A attached hereto, for an aggregate purchase price of $100.00 payable in cash or by check (the "Purchase Price"). Simultaneously with the execution of this Agreement, the GS Funds are delivering to Biofield stock certificates representing the Shares (or arranging for a DTC stock transfer with respect thereto), duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, and with all appropriate stock transfer stamps affixed, and Biofield is paying the Purchase Price to GS Capital (as agent for all of the GS Funds).

      2. Representations and Warranties of the GS Funds. Each of the GS Funds hereby represents and warrants to Biofield as follows:

          (a) This Agreement has been duly authorized, executed and delivered by it, and is a valid and binding obligation of it, enforceable against it in accordance with its terms.

          (b) It owns all of the Shares set forth beside its name on Schedule A free and clear of any lien, pledge, security interest or other encumbrance, and it is conveying to Biofield good and valid title to such Shares, free and clear of any lien, pledge, security or other encumbrance.

          (c) The execution and delivery of this Agreement by it will not violate the terms of any agreement, instrument, judgment, decree or statute to which it is subject. No consent, approval, permission or other authorization of or by, or designation, declaration, filing, registration or qualification with, any Federal or state court, administrative agency or other governmental authority is required by it in connection with the execution, delivery or performance of this Agreement.

     3.   Representations and Warranties of Biofield.

          (a) Biofield hereby represents and warrants to the GS Funds that this Agreement has been duly authorized, executed and delivered by Biofield, and is a valid and binding obligation of Biofield, enforceable against Biofield in accordance with its terms.

          (b) The execution and delivery of this Agreement will not violate the terms of any agreement, instrument, judgment, decree or statute to which Biofield is subject. No consent, approval, permission or other authorization of or by, or designation, declaration, filing, registration or qualification with, any Federal or state court, administrative agency or other governmental authority is required by Biofield in connection with the execution, delivery or performance of this Agreement.

     4. No Implied Representations. Except as specifically set forth in paragraph 2 and paragraph 3 above, no party hereto is making any express or implied representation or warranty to any other party in connection with this Agreement.

     5. Resignation of Joseph H. Gleberman; Surrender of Stock Options. Concurrent with the execution of this Agreement, Joseph H. Gleberman is submitting his resignation, and the Company is accepting the resignation of Mr. Gleberman, from the Board of Directors of the Company and all committees thereof. In connection with such resignation and this Agreement, Mr. Gleberman is tendering to the Company for cancellation all of his options to acquire shares of Common Stock granted to him pursuant to the Biofield Corp. 1996 Stock Option Plan for Non-Employee Directors, and Mr. Gleberman is forfeiting all of his rights in and to such options.

     6. Surrender of Rights as Stockholders upon Closing. Each of the GS Funds acknowledges and agrees that upon the delivery of and payment for the Shares in accordance with paragraph 1 above, the GS Funds thereby surrender all rights they have had as stockholders of Biofield (including, without limitation, voting rights and rights to receive distributions from Biofield).

     7. Entire Agreement. This Agreement (i) contains the entire agreement among the parties with respect to the transaction contemplated hereby, (ii) supersedes all prior agreements, written or oral, with respect thereto, and
(iii) may be amended only by a writing executed by all of the parties.

     8. Governing Law. This Agreement shall be governed by and construed in accordance with the State of Delaware without giving effect to the principles of conflicts of law thereof.

     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one agreement.



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      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                                GS CAPITAL PARTNERS, L.P.
                                By: GS Advisors, L.P., its general partner
                                    GS Advisors, Inc., its general partner


                                By: /s/   Katherine B. Enquist
                                    ---------------------------------------

                                STONE STREET FUND 1995, L.P.
                                By: Stone Street Value Corp.,
                                    General Partner


                                By: /s/   Katherine B. Enquist
                                    ---------------------------------------


                                STONE STREET FUND 1994, L.P.
                                By: Stone Street Funding Corp.,
                                    General Partner


                                By: /s/   Katherine B. Enquist
                                    ---------------------------------------


                                BRIDGE STREET FUND 1995, L.P.
                                By: Stone Street Value Corp.,
                                    Managing General Partner


                                By: /s/   Katherine B. Enquist
                                    ---------------------------------------


                                BRIDGE STREET FUND 1994, L.P.
                                By: Stone Street Funding Corp.,
                                    Managing General Partner


                                By: /s/   Katherine B. Enquist
                                    ---------------------------------------


                                BIOFIELD CORP.


                                By: /s/   D. Carl Long
                                    ---------------------------------------
                                    Name: D. Carl Long
                                    Title President and Chief Executive Officer

                                   SCHEDULE A


         HOLDER                                        NUMBER OF SHARES
GS Capital Partners, L.P.                                             2,021,523

Stone Street Fund 1995, L.P.                                             52,841

Stone Street Fund 1994, L.P.                                             54,860

Bridge Street Fund 1995, L.P.                                            59,463

Bridge Street Fund 1994, L.P.                                            57,444